UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: June 27, 2013
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AMR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

(817) 963-1234
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

(817) 963-1234
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 27, 2013 (the “Closing Date”), American Airlines, Inc. (“American”) and AMR Corporation, American's parent corporation (“AMR”), entered into a Credit and Guaranty Agreement, dated as of June 27, 2013 (the “Credit Agreement”), among American, as the borrower, AMR, as parent and guarantor, the subsidiaries of AMR from time to time party thereto, as guarantors, the lenders party thereto from time to time (the “Lenders”), Deutsche Bank AG New York Branch, as administrative agent (the “Administrative Agent”), collateral agent and issuing lender and Citigroup Global Markets Inc., as left lead arranger for the Revolving Facility (as defined herein) and syndication agent, Barclays Bank PLC, Goldman Sachs Bank USA, J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc., as documentation agents, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Bank PLC, Goldman Sachs Bank USA, J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint bookrunners, and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint bookrunners. The Credit Agreement provides for a $1.05 billion term loan facility (the “Term Loan Facility”) and a $1 billion revolving credit facility (the “Revolving Facility” and, together with the Term Loan Facility, the “Credit Facilities”).
As previously reported, on November 29, 2011, AMR and certain of AMR's direct and indirect domestic subsidiaries, including American, filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Also, as previously announced, on February 13, 2013, AMR, US Airways Group, Inc. (“US Airways Group”) and AMR Merger Sub, Inc., a wholly owned subsidiary of AMR, entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for a business combination of AMR and US Airways Group (the “Merger”). The Merger cannot be completed unless stockholders of US Airways Group vote in favor of the adoption of the Merger Agreement. The obligations of US Airways Group and AMR to complete the Merger are also subject to the satisfaction or waiver of other conditions, including clearance from regulatory agencies. The Merger is to be effected pursuant to a plan of reorganization of AMR and certain of its subsidiaries in connection with the Chapter 11 Cases. The plan of reorganization is subject to confirmation and consummation in accordance with the requirements of the United States Bankruptcy Code. Upon consummation of the Merger, US Airways Group and US Airways, Inc. will be required to join the Credit Facilities as guarantors. Following the joinder, certain minimum dollar-thresholds under the negative and financial covenants in the Credit Facilities automatically will be increased.
On June 27, 2013, American borrowed $1.05 billion under the Term Loan Facility. The Revolving Facility provides that American may from time to time from and including the Plan Effective Date (as defined herein), borrow, repay and reborrow loans thereunder and have letters of credit issued thereunder in an aggregate amount outstanding at any time of up to $1 billion. The proceeds from the Credit Facilities will be used for general corporate purposes, including, without limitation, the financing of aircraft-related capital expenditures, the repayment of existing indebtedness and the funding of exit costs related to the Chapter 11 Cases and pension catch-up payments.
American may not make drawings under the Revolving Facility until the date (the “Plan Effective Date”) on which certain conditions set forth in the Credit Agreement have been satisfied and the effective date has occurred under (i) a Chapter 11 plan of reorganization that does not differ from the plan of reorganization filed with the Bankruptcy Court on April 15, 2013 in any manner adverse to the Lenders without the consent of the Administrative Agent (the “Approved Plan of Reorganization”) or (ii) an alternative plan of reorganization that satisfies certain financial metrics set forth in the Credit Agreement (an “Alternative Plan”). Under certain limited circumstances, including consent of each affected revolving lender and any required court approvals, American could obtain access to the Revolving Facility at an earlier time.
Term loans and revolving commitments (a) not subject to an extension under the Credit Agreement mature on June 27, 2019 and June 27, 2018, respectively and (b) subject to an extension, mature as specified in the applicable extension offer accepted by the applicable term lenders and revolving lender or revolving lenders, except that (for both clauses (a) and (b) above), (x) if the Plan Effective Date has not occurred on or before June 27, 2014 under the Approved Plan of Reorganization or an Alternative Plan, then the term loans and revolving loans mature on June 27, 2014 and (y) if the effective date under a Chapter 11 plan of reorganization occurs under a plan of reorganization that is not either the Approved Plan of Reorganization or the Alternative Plan, then the term loans and revolving loans mature on such date.
Voluntary prepayments may be made by American at any time, with a premium of 1% applicable to certain prepayments made prior to the date that is six months following the Closing Date. Mandatory prepayments at par of term loans and revolving loans are required to the extent necessary to comply with American's covenants regarding the collateral coverage ratio and certain dispositions of the Collateral (as defined herein). In addition, if a “change of control” (as defined in the Credit Agreement) occurs with respect to AMR, American will be required to repay at par the loans outstanding under the Credit Facilities and terminate the Revolving Facility.
Borrowings under the Credit Facilities bear interest at an index rate plus an applicable index margin or, at American's option, LIBOR (subject to a floor of 1.00%) plus an applicable LIBOR margin for interest periods of one, three or six months

(or, if available to all affected Lenders, 12 months or a shorter period). The applicable LIBOR margins are 3.75% and 3.50% for borrowings under the Term Loan Facility and the Revolving Facility, respectively.
The obligations of American under the Credit Facilities are secured by liens on certain route authorities, slots and foreign gate leaseholds utilized by American in providing its scheduled air carrier services between the United States and South American countries, including, but not limited to, Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador, Paraguay, Peru, Uruguay and Venezuela (the “Collateral”). American has the ability to add certain types of assets to the Collateral and, subject to certain conditions, release Collateral, in each case from time to time at its discretion.
The Credit Facilities require American to periodically appraise the value of the Collateral and calculate the collateral coverage ratio.  If the calculated collateral coverage ratio is below 1.6 to 1.0, American may be required either to provide additional Collateral (which may include cash collateral) to secure its obligations under the Credit Facilities or repay the loans under the Credit Facilities or certain other indebtedness, in such amounts that the recalculated collateral coverage ratio, after giving effect to any such additional collateral or repayment, is at least 1.6 to 1.0.
The Credit Facilities also include affirmative, negative and financial covenants that, among other things, limit the ability of AMR and its restricted subsidiaries to pay dividends and make certain other payments, make certain investments, incur additional indebtedness, incur liens on the Collateral, dispose of the Collateral, enter into certain affiliate transactions and engage in certain business activities, in each case subject to certain exceptions. In addition, under the Credit Facilities, AMR must maintain a minimum aggregate liquidity of $1.5 billion prior to the Merger and $2.0 billion on and following the Merger.
The Credit Facilities contain events of default customary for similar financings, including cross-acceleration to other material indebtedness. Upon the occurrence of an event of default, the outstanding obligations under the Credit Facilities may be accelerated and become due and payable immediately.
American and AMR have a number of other commercial relationships with the lenders and other parties to the Credit Agreement. From time to time, several of such lenders and parties or their affiliates perform investment banking and advisory services for, and furnish general financing and banking services to, American, AMR and their affiliates. In connection with the Credit Facilities, Rothschild, Inc. acted as financial advisor to AMR, and Moelis & Company acted as financial advisor to the Official Committee of Unsecured Creditors in the Chapter 11 Cases.
Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.
Cautionary Statement Regarding Forward-Looking Statements
This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. These forward-looking statements are based on AMR's and US Airways' current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the challenges and costs of the proposed transaction, including integrating operations and achieving anticipated synergies; the price of, market for and potential market price volatility of common stock of the ultimate parent entity following the closing of the proposed transaction; significant liquidity requirements and substantial levels of indebtedness of the combined company following the closing; potential limitations on the use of certain tax attributes following the closing; failure of the proposed transaction to be completed; and other economic, business, competitive, and/or regulatory factors affecting the business of the combined company after the closing and the businesses of US Airways and AMR generally, including those set forth in the filings of US Airways and AMR with the SEC, especially in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings, including the registration statement and the proxy statement/prospectus related to the proposed transaction. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Neither AMR nor US Airways assumes any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

Additional Information and Where To Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. AMR Corporation (“AMR”) has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which includes a proxy statement of US Airways Group, Inc. (“US Airways”) that also constitutes a prospectus of AMR, and US Airways has filed with the SEC its definitive proxy statement on Schedule 14A. AMR and US Airways have mailed the proxy statement/prospectus to US Airways security holders. Investors and security holders of US Airways are urged to read the proxy statement/prospectus and other relevant documents filed with the SEC carefully and in their entirety because they contain important information about the proposed transaction. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about AMR and US Airways through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by US Airways can be obtained free of charge on US Airways' website at www.usairways.com or by directing a written request to US Airways Group, Inc., 111 West Rio Salado Parkway, Tempe, Arizona 85281, Attention: Vice President, Legal Affairs. Copies of the documents filed with the SEC by AMR can be obtained free of charge on AMR's website at www.aa.com or by directing a written request to AMR Corporation, P.O. Box 619616, MD 5675, Dallas/Fort Worth International Airport, Texas 75261-9616, Attention: Investor Relations or by emailing investor.relations@aa.com.
US Airways, AMR and certain of their respective directors, executive officers and certain members of management may be deemed to be participants in the solicitation of proxies from the stockholders of US Airways in connection with the proposed transaction. Information about the directors and executive officers of US Airways is set forth in its Annual Report on Form 10-K/A, which was filed with the SEC on April 16, 2013, and the proxy statement/prospectus related to the proposed transaction. Information about the directors and executive officers of AMR is set forth in its Annual Report on Form 10-K/A, which was filed with the SEC on April 16, 2013, and the definitive proxy statement/prospectus related to the proposed transaction. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements
This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. These forward-looking statements are based on AMR's and US Airways' current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the challenges and costs of the proposed transaction, including integrating operations and achieving anticipated synergies; the price of, market for and potential market price volatility of common stock of the ultimate parent entity following the closing of the proposed transaction; significant liquidity requirements and substantial levels of indebtedness of the combined company following the closing; potential limitations on the use of certain tax attributes following the closing; failure of the proposed transaction to be completed; and other economic, business, competitive, and/or regulatory factors affecting the business of the combined company after the closing and the businesses of US Airways and AMR generally, including those set forth in the filings of US Airways and AMR with the SEC, especially in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings, including the registration statement and the proxy statement/prospectus related to the proposed transaction. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Neither AMR nor US Airways assumes any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: June 27, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: June 27, 2013